UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-10786

Date of Report (date of earliest event reported):  July 28, 2011

INSITUFORM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	13-3032158
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

17988 Edison Avenue Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

(636) 530-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.         Results of Operations and Financial Condition.

Insituform Technologies, Inc. (the “Company”) issued an earnings release on July 28, 2011, to announce its financial results for the quarter ended June 30, 2011.   The “Statement of Operations Reconciliation” table attached to the release contained two typographical errors. Under “Operating expenses” the “Acquisition-related expenses” for the three months ended June 30, 2011 was negative $326,000, instead of $326,000 as incorrectly shown.  Under “Taxes on income” the “Results Excluding Acquisition-related expenses” was $2,036,000, instead of $1,886,000, as incorrectly shown. The earnings release, as corrected, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

    On July 29, 2011, the Company held a conference call in connection with its June 30, 2011 earnings release.  A transcript of the conference call is furnished herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
	(d)	The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Earnings Release of Insituform Technologies, Inc., dated July 28, 2011, filed herewith.

99.2	Transcript of Insituform Technologies, Inc.’s July 29, 2011 conference call, filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITUFORM TECHNOLOGIES, INC.

By:	/s/ David F. Morris
David F. Morris
Senior Vice President, General Counsel
and Chief Administrative Officer

Date:  August 3, 2011.

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit Number	Description
99.1	Earnings Release of Insituform Technologies, Inc., dated July 28, 2011, filed herewith.

99.2	Transcript of Insituform Technologies, Inc.’s July 29, 2011 conference call, filed herewith.